UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 27, 2018

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
Pebblebrook Hotel Trust ("Pebblebrook" or the "Company") held a special meeting (the “Special Meeting”) of shareholders at 9:00 a.m. Eastern Time on November 27, 2018 at the offices of Hunton Andrews Kurth LLP, 2200 Pennsylvania Avenue NW, Washington, DC 20037 to vote on the proposals set forth in the definitive joint proxy statement/prospectus dated October 29, 2018.
At the Special Meeting, Pebblebrook shareholders voted upon and approved a proposal (the “Pebblebrook Share Issuance Proposal”) regarding the issuance of common shares of beneficial interest, par value $0.01 per share, of Pebblebrook pursuant to that certain Agreement and Plan of Merger, dated as of September 6, 2018, by and among Pebblebrook, LaSalle Hotel Properties (“LaSalle”) and the other entities party thereto. The votes on this proposal were as follows:

Votes For	Votes Against	Abstentions
64,444,716	22,851	12,430

Because there were sufficient votes at the Special Meeting to approve the Pebblebrook Share Issuance Proposal, the proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies was not submitted to the Company’s shareholders for approval at the Special Meeting.

Consummation of the transactions contemplated by the Merger Agreement are subject to the satisfaction of certain customary closing conditions, all as set forth in the Merger Agreement and discussed in detail in the definitive joint proxy statement/prospectus filed by Pebblebrook with the Securities and Exchange Commission on October 29, 2018. Subject to the satisfaction or waiver of such conditions, the mergers so contemplated are expected to be completed on November 30, 2018.

Item 7.01. Regulation FD Disclosure
On November 27, 2018, Pebblebrook issued a press release announcing the results of the Special Meeting and the results of the special meeting of shareholders of LaSalle, held on November 27, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements relate to the anticipated completion of the transaction. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description
99.1	Press release, issued on November 27, 2018, regarding the results of the special meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

November 27, 2018	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary